UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 29, 2006

BEAR STEARNS ASSET BACKED SECURITIES I LLC
(Exact name of registrant as specified in its charter)

Delaware	333-131374-22	20-0842986
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

383 Madison Avenue New York, New York		10179
(Address of Principal Executive Offices)		(Zip Code)

Registrants telephone number, including area code, is (212) 272-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01(c).

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)
Exhibits:
5.1              Opinion of Thacher Proffitt & Wood LLP dated September 29, 2006, relating to Bear Stearns Mortgage Funding Trust 2006-SL3

8.1              Opinion of Thacher Proffitt & Wood LLP
                   (contained in Exhibit 5.1)

23.1            Consent of Thacher Proffitt & Wood LLP
                   (contained in Exhibit 5.1)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.`

BEAR STEARNS ASSET BACKED SECURITIES I LLC

By:	/s/ Joseph Jurkowski, Jr.
Name:	Joseph Jurkowski, Jr.
Title:	Vice President

Dated: September 29 , 2006

EXHIBIT 5.1